                                                                   Exhibit 10.1b



                      FIFTH AMENDMENT TO CREDIT AGREEMENT


            THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 4, 1996, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent") .

                                   RECITALS:

            WHEREAS the Borrower, certain lenders (the "Lenders") , the Agent, Mellon Bank, N.A., as Issuing Bank, and Kreditanstalt fur Wiederaufbau, Bank One, Indianapolis, National Association and NBD Bank, N.A., as Co-Agents, entered into a Credit Agreement, dated as of June 30, 1994, as amended as of January 6, 1995, May 22, 1995, June 15, 1995 and November 20, 1995 (as so
amended, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower to fund the construction and operation of a 1.2 million ton thin slab cast mini-mill in Butler, Indiana;

            WHEREAS, the Borrower wishes to borrow, as term loans, an additional $150,000,000 to be used to fund the construction and operation of a cold rolling and coating steel processing facility to be constructed adjacent to the existing project facilities of the Borrower;

            WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to affect the changes described above and to make certain other changes therein;

            WHEREAS, Banque Nationale de Paris is to become a party to the Original Agreement, as amended hereby, as a Senior Co-Agent and a Lender;

            WHEREAS, upon the effectiveness of this Amendment, Kreditanstalt fur Wiederaufbau, Banque Nationale de Paris and Comerica Bank shall be designated Senior Co-Agents, and Bank One Indianapolis, National Association, NBD Bank, N.A., The Industrial Bank of Japan, Limited, and Bank Austria Aktiengesellschaft shall be designated Co-Agents (for purposes of the Original Agreement, as amended hereby, the term "Co-Agents" shall refer to both the Senior Co-Agents and the Co-Agents);

            WHEREAS, immediately prior to the signing by the Lenders of this Amendment, Dai-Ichi Kangyo Bank, Ltd., shall have assigned all its rights and interests as a Lender to one or more other Lenders, and shall no longer be a Lender party to the Original Agreement, as amended hereby;

            WHEREAS, in connection with the changes to be made pursuant to this Amendment, the Borrower proposes to amend the Subordinated Debt Purchase Agreement to make conforming changes in such document;

            WHEREAS, the Borrower has advised the Agent and the Lenders, with respect to the Stockholders Agreement among the stockholders of the Borrower's parent, Steel Dynamics Holdings, Inc. ("Holdings") (which Stockholders Agreement is referred to in Section 6.14 of the Original Agreement and is herein referred to as the "Stockholders Agreement"), in connection with the sale by Holdings of shares of its Class A Common Stock to Preussag Stahl AG ("Preussag"), the Stockholders Agreement is proposed to be amended by a Stockholders Joinder Agreement and Amendment No. 2 to Stockholders Agreement (the "Preussag Amendment"), which will provide in substance that (i) Preussag will become a party to the Stockholders Agreement and will be bound by and have the benefit of all the terms thereof, (ii) the shares of Class A Common Stock of Holdings issued to Preussag and any shares of equity securities issued with respect to such shares of Class A Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (collectively the "Preussag Shares") shall be "Stockholders Shares" under and as defined in the Stockholders Agreement, and
(iii) one representative designated by the holders of a majority of the Preussag Shares shall be elected to the Board of Directors of Holdings and may be removed only by such holders;

            WHEREAS, the Borrower proposes to grant to its customer, Affiliated Metals Company, a surface drainage easement over a portion of the Project Site (the "Easement"), and has asked that the Lenders subordinate the lien of the Mortgage to the Easement; and

            WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement .

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

            Section 1. Amendments to Original Agreement. The Original Agreement is hereby amended as follows:

            (a) Articles I, II, III, IV, V, VI, VII and IX of the Original Agreement are hereby amended in their entirety to read as set forth on Annex 1 hereto.

            (b) The Original Agreement is hereby amended by adding the following Schedules, which shall read as set forth on Annex 2 hereto:

     Schedule                 Subject Matter
     --------                 --------------
     1.01B-1996               Phase II Project Agreements
     1.01C-1996               Phase II Project Budget
     1.01D-1996               List of Specifications (Phase II)
     3.15-1996                Ownership and Control as of Fifth
                              Amendment
     3.31-1996                Phase II Project Compliance With Laws;
                              Permits
     4.05(d)-1996             Certain Phase II Project Agreements

            (c) The Original Agreement is hereby amended by adding the following Exhibit, which shall read as set forth on Annex 3 hereto:

     Exhibit                  Title
     -------                  -----
     B-4-1996                 Form of Tranche D Note

            Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

            (a) The representations and warranties set forth in the Original Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date), and that no Event of Default or Potential Default has occurred and is continuing or exists on and as of the date hereof.

            (b) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower, has been duly authorized by all necessary governmental approvals, if any, and does not and will not contravene or conflict with any provision of law or of the organizational instruments of the Borrower or of any agreement or instrument binding on it.

            (c) This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            Section 3. Inclusion of Banque National de Paris. By executing and delivering this Amendment, Banque National de Paris agrees to become a Senior Co-Agent and a Lender under, and to be bound by the terms and provisions of, the Original Agreement, as amended by this Amendment.

            Section 4. Consent to Amendment of Subordinated Debt Purchase Agreement. Notwithstanding the restrictions of Section 6.14 of the Original Agreement, by executing and delivering this Amendment, the Required Lenders hereby consent to the Borrower's entering into Consent and Amendment No. 1 to the Subordinated Debt Purchase Agreement in substantially the form provided by the Borrower to the Lenders prior to the execution of this Amendment, with such changes therein as shall be satisfactory to the Agent.

            Section 5. Preussag Amendment. By executing and delivering this Amendment, the Required Lenders hereby waive the application to the Preussag Amendment of the covenant set forth in Section 6.14 of the Original Agreement (which covenant limits certain modifications of the Stockholders Agreement) . This waiver is being made solely for the purpose of permitting the Preussag Amendment to be consummated. The waiver set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision of the Original Agreement or any other Loan Document or instrument referred to therein. Neither the fact that Borrower has requested this waiver nor the fact that the Required Lenders and the Agent have agreed to this waiver shall entitle the Borrower to expect the Required Lenders and/or the Agent to agree in the future to enter into any similar waivers of any provision of the Original Agreement.

            Section 6. Consent to Easement. By executing and delivering this Amendment, the Required Lenders hereby consent to the granting of the Easement, as the same is more fully described on Annex 4 hereto, and further direct the Agent to execute and deliver a mortgage subordination instrument to effect subordination of the Mortgage to the Easement.

            Section 7. Miscellaneous. (a) This Amendment shall become effective upon (i) execution and delivery hereof by all of the Lenders, the Borrower and the Agent and (ii) the payment by the Borrower to the Agent for the respective accounts of the Lenders of the amendment fees previously agreed to, provided that Sections 5 and 6 hereof shall become effective upon execution and delivery hereof by the Required Lenders, the Borrower and the Agent. The execution below by the Lenders shall constitute a direction to the Agent to execute this Amendment. The fees described in the first sentence of this Section 7(a) shall be due and payable on the day after this Amendment is signed by the Lenders.

            (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment .

            (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

            (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                        STEEL DYNAMICS  INC.


                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        MELLON BANK, N.A., as Lender and
                                         as Agent


                                        By /s/ ROGER N. STANIER
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount:  $10,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 6.6666666666666666%

                                        KREDITANSTALT FUR WIEDERAUFBAU
                                         as Senior Co-Agent



                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President


                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount: $50,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 33.3333333333333333%



                                        BANQUE NATIONALE DE PARIS
                                        as Senior Co-Agent




                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount: $20,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 13.3333333333333333%



                                        COMERICA BANK
                                         as Senior Co-Agent



                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount: $20,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 13.3333333333333333%

                                        BANK ONE INDIANAPOLIS, NATIONAL
                                        ASSOCIATION
                                         as Co-Agent



                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount: $10,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 6.6666666666666666%



                                        NBD BANK
                                         as Co-Agent



                                        By /s/ [SIG ILLEGIBLE]
                                           -------------------------------------
                                           Title:  Vice President

                                        Tranche D
                                        Committed Amount: -0-

                                        Tranche D
                                        Commitment
                                        Percentage: -0-



                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED
                                         as Co-Agent



                                        By /s/ Yutaka Endo
                                           -------------------------------------
                                           Title:  Senior Vice President

                                        Tranche D
                                        Committed Amount: $5,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 3.3333333333333333%

                                        BANK AUSTRIA AKTIENGESELLSCHAFT
                                         as Co-Agent



                                        By /s/ J. Anthony Seay
                                          ------------------------------------
                                           Title: Vice President


                                        By /s/ Jeanine Ball
                                          ------------------------------------
                                           Title: Assistant Vice President


                                        Tranche D
                                        Committed Amount: $15,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 10%



                                        COMMERZBANK AKTIENGELSELLSCHAFT



                                        By /s/ S. Wallat
                                          -----------------------------------
                                           Title: Assistant Treasurer

                                        By /s/ K. H. Schroter
                                          -----------------------------------
                                           Title: Vice President

                                        Tranche D
                                        Committed Amount: -0-

                                        Tranche D
                                        Commitment
                                        Percentage: -0-



                                        FORT WAYNE NATIONAL BANK



                                        By /s/ Signature Illegible
                                          ------------------------------------
                                           Title: Senior Vice President

                                        Tranche D
                                        Committed Amount: $5,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 3.3333333333333333%

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH




                                        By /s/ Signature Illegible
                                          ------------------------------------
                                           Title: Vice President


                                        By /s/ Signature Illegible
                                          ------------------------------------
                                           Title:


                                        Tranche D
                                        Committed Amount:  $10,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 6.6666666666666666%



                                        DEUTSCHE BANK AG, CHIGAGO AND/OR
                                         CAYMAN ISLANDS BRANCHES



                                        By /s/ Haroon Imtiaz
                                          ------------------------------------
                                           Title: Associate



                                        By /s/ David Berger
                                          ------------------------------------
                                           Title: Assistant Vice President

                                        Tranche D
                                        Committed Amount:  -0-

                                        Tranche D
                                        Commitment
                                        Percentage: -0-

                                        NATIONAL CITY BANK, INDIANA



                                        By /s/ Reagan K. Rick
                                          ---------------------------------
                                           Title: Vice President


                                        Tranche D
                                        Committed Amount: $5,000,000

                                        Tranche D
                                        Commitment
                                        Percentage: 3.3333333333333333%

                                      SUMITOMO CORPORATION



                                      By /s/ S. Ozawa
                                        ---------------------------------------
                                         Title: S. Ozawa, Deputy General Manager
                                         Energy, Chemical & Metal Project Dept.

                                      Tranche D
                                      Committed Amount: -0-

                                      Tranche D
                                      Commitment
                                      Percentage: -0-